P&G

                                                    THE PROCTER & GAMBLE COMPANY
NEWS RELEASE                                        One P&G Plaza
                                                    Cincinnati, OH 45202



                                                           FOR IMMEDIATE RELEASE

               P&G SHAREHOLDERS APPROVE THE P&G / GILLETTE MERGER
               --------------------------------------------------

     CINCINNATI, July 12, 2005 - Shareholders of The Procter & Gamble Company (NYSE: PG) today approved combining two of the world's leading consumer products companies - P&G and The Gillette Company. The proposal was overwhelmingly adopted with 96.5% votes cast in favor, which is the equivalent of 70.3% vote of the issued and outstanding shares.

     Chairman, President and Chief Executive A. G. Lafley said, "We're extremely pleased to see shareholders recognize the value in combining our two companies. The combination will enable us to leverage each company's strengths to drive more consistent and stronger consumer and shareholder value over the long term."

     Announced Jan. 28, 2005, the transaction is valued at $57 billion (USD, based on closing NYSE stock prices on 1/27/05). Gillette shareholders will receive .975 shares of P&G common stock for each share of Gillette common stock. P&G shareholders will continue to own their existing P&G shares. Once the merger is completed, P&G shareholders will own approximately 71% of the combined company and Gillette shareholders will own approximately 29% of the combined company on a fully diluted basis. Shares of the company will trade on the New York Stock Exchange under the "PG" symbol.

     A closing date will be established once the deal has received regulatory clearance from the European Union and the U.S. Federal Trade Commission.

DIVIDEND DECLARED
-----------------

     In a separate action, the board of directors declared a quarterly dividend of twenty-eight cents ($.28) per share on the common stock and on the Series A and Series B ESOP convertible Class A preferred stock of the company, payable on or after Aug. 15, 2005 to shareholders of record at the close of business on July 22, 2005. P&G has been paying dividends without interruption since incorporation in 1890.

ABOUT P&G
---------

     Two billion times a day, P&G brands touch the lives of people around the world. The company has one of the strongest portfolios of trusted, quality, leadership brands, including Pampers(R), Tide(R), Ariel(R), Always(R), Whisper(R), Pantene(R), Bounty(R), Pringles(R), Folgers(R), Charmin(R), Downy(R), Lenor(R), Iams(R), Crest(R), Actonel(R), Olay(R), Clairol Nice `n Easy(R), Head & Shoulders(R), and Wella. The P&G community consists of almost 110,000 employees working in over 80 countries worldwide. Please visit http://www.pg.com for the latest news and in-depth information about P&G and its brands.

FORWARD-LOOKING STATEMENTS
--------------------------

     All statements, other than statements of historical fact included in this release, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including with respect to lower income consumers and growing existing sales and volume profitably despite high levels of competitive activity, especially with respect to the product categories and geographical markets (including developing markets) in which the company has chosen to focus; (2) the ability to successfully execute, manage and integrate key acquisitions and mergers, including (i) the Domination and Profit Transfer Agreement with Wella, and (ii) the company's agreement to merge with The Gillette Company, including obtaining the related required regulatory approvals; (3) the ability to manage and maintain key customer relationships; (4) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (5) the ability to successfully manage regulatory, tax and legal matters (including product liability, patent, and other intellectual property matters), and to resolve pending matters within current estimates; (6) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the company's outsourcing projects; (7) the ability to successfully manage currency (including currency issues in volatile countries), debt (including debt related to the company's announced plan to repurchase shares of the company's stock), interest rate and certain commodity cost exposures; (8) the ability to manage the continued global political and/or economic uncertainty and disruptions, especially in the company's significant geographical markets, as well as any political and/or economic uncertainty and disruptions due to terrorist activities; (9) the ability to successfully manage the pattern of sales, including the variation in sales volume within periods; (10) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products;
(11) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (12) the ability to successfully manage increases in the prices of raw materials used to make the company's products; (13) the ability to stay close to consumers in an era of increased media fragmentation; and (14) the ability to stay on the leading edge of innovation. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
-------------------------------------------

     In connection with the proposed merger, The Procter & Gamble Company ("P&G") has filed a registration statement on Form S-4 on May 26, 2005 with the Securities and Exchange Commission (Registration No. 333-123309), containing a definitive joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed by P&G and The Gillette Company ("Gillette") with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the definitive joint proxy statement/prospectus and each company's other filings with the Commission may also be obtained from the respective companies. Free copies of P&G's filings may be obtained by directing a request to P&G Investor Relations at 513-983-2415. Free copies of Gillette's filings may be obtained by directing a request to Gillette Investor Relations at 617-421-8127.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION
--------------------------------

     P&G, Gillette and their respective directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of P&G's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by P&G with the Commission on August 27, 2004, and information concerning persons who may be considered participants in the solicitation of Gillette's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by Gillette with the Commission on March 30, 2005.

                                      # # #

MEDIA CONTACTS:
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P&G CORPORATE MEDIA CENTER:
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US Callers: 1-866-PROCTER or 1-866-776-2837
International Callers: +1-513-945-9087

INVESTOR RELATIONS
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Thomas Tippl - +1-513-983-2414